SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities

Act of 1934

Date of Report (Date of earliest event reported) October 21, 2003

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania        0-11204        25-1424278

(State or other     (commission    (I.R.S. Employer

jurisdiction        File Number)   Identification No.)

of Incorporation)

Main and Franklin Streets, Johnstown, Pa.  15901

(address or principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Form 8-K

Item 12. Results of Operations and Financial Condition

AMERISERV FINANCIAL Inc. (the "Registrant") press release dated October 21, 2003, announcing its earnings for the three (3) and nine (9) month periods ended September 30, 2003 is attached hereto as Exhibit 99.1 and incorporated herein by reference

Exhibits

--------

Exhibit 99.1 Press release dated October 21, 2003, announcing its earnings for the three (3) and nine (9) month periods ended September 30, 2003.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

By /s/Jeffrey A. Stopko

Jeffrey A. Stopko

Senior Vice President

& CFO

Date: October 21, 2003

Exhibit 99.1

Jeffrey A. Stopko

    October 21, 2003

Senior Vice President &

Chief Financial Officer

(814)-533-5310

AMERISERV FINANCIAL REPORTS SECOND CONSECUTIVE QUARTER OF PROFITABIITY

JOHNSTOWN, PA – AmeriServ Financial, Inc. (NASDAQ: ASRV) completed its second consecutive quarter of profitability by reporting net income for the third quarter of 2003 of $249,000 or $0.02 per diluted share.  This represents significant improvement and a dramatic turnaround from the net loss of $4.2 million or $0.31 per share reported in the third quarter of 2002.  As a result of the positive second and third quarter 2003 performance, the Company is also profitable for the nine month period ended September 30, 2003 with net income of $369,000 or $0.03 per diluted share compared to a net loss of $3.2 million or $0.23 per share for the same period in 2002.  The following table highlights the Company’s financial performance for both the three and nine month periods ended September 30, 2003 and 2002:

	Third Quarter 2003	Third Quarter 2002	Nine Months Ended September 30, 2003	Nine Months Ended September 30, 2002
Net income (loss)	$249,000	($4,224,000)	$369,000	($3,190,000)
Diluted earnings (loss) per share	0.02	(0.31)	0.03	(0.23)

At September 30, 2003, ASRV had total assets of $1.16 billion and shareholders’ equity of $73 million or $5.21 per share.  The Company is well capitalized for regulatory purposes with an asset leverage ratio at September 30, 2003 of 7.19%, compared to a regulatory minimum of 5.0%.

The Company’s provision for loan losses totaled $384,000 or 0.30% of total loans in the third quarter of 2003.  This represented a decrease of $3 million from the third quarter 2002 provision of $3.4 million or 2.24% of total loans.  Net charge-offs also experienced a similar decline dropping from $3.1 million or 2.08% of total loans in the third quarter of 2002 to $428,000 or 0.33% of total loans in the third quarter of 2003.  The Company’s allowance for loan losses totaled $11.9 million at September 30, 2003 providing 106% coverage of non-performing assets.  Non-performing assets totaled $11.2 million at September 30, 2003.  This represented an increase of $1.1 million from the June 30, 2003 level primarily due to the transfer of a commercial lease into non-accrual status.  The Company’s largest non-performing asset continues to be a $4.8 million commercial mortgage loan to a borrower in the personal care industry that is supported by an 80% guarantee by the U.S. Department of Agriculture and is secured by a first mortgage on the personal care facility.  If the government guaranteed portion of this commercial mortgage were excluded from the non-performing asset totals, the loan loss reserve coverage of non-performing assets would amount to 162% at September 30, 2003.   Overall, the allowance for loan losses as a percentage of total loans increased to 2.39% at September 30, 2003 compared to 1.75% at December 31, 2002 and 0.97% at September 30, 2002.

The Company’s net interest income in the third quarter of 2003 decreased by $1.1 million from the prior year third quarter due to a reduced level of earning assets and a 34 basis point decline in the net interest margin to 2.14%.   Loan portfolio shrinkage experienced during 2003 was a predominant factor contributing to both the lower level of earning assets and the quarterly net interest margin contraction.  The overall net decrease in loans reflects continuing prepayment pressures caused by the historically low interest rate environment and the Company’s internal focus on improving asset quality.  The Company completed the restructuring of its lending division during the third quarter of 2003 and is now better positioned to generate increased new loan production in the fourth quarter of 2003.  The record rate of mortgage re-financings also contributed to accelerated prepayments on the Company’s mortgage backed securities portfolio.  This caused an approximate $500,000 increase in amortization expense on premiums associated with the mortgage-backed securities thus reducing the yield earned on the investment securities portfolio.  The Company believes that the after-effect of the significant May-June refinancing wave is now largely completed and the negative earnings impact related to these accelerated prepayments should decline in the fourth quarter.

The Company’s total non-interest income in the third quarter of 2003 declined by $947,000 from the prior year third quarter due primarily to fewer gains realized on investment security sales.  Investment security gains decreased by $954,000 and were at their lowest quarterly level in seven quarters as the increasing interest rate environment limited the Company’s ability to capture profits on prepaying securities.  The Company’s decision to exit the merchant card business in the fourth quarter of 2002 was the item responsible for the decline in other income. Items that favorably impacted third quarter 2003 non-interest income were increased trust fees and deposit service charges.  The trust division is focused on continuing to increase the fee revenue generated from union business activities, particularly the ERECT and Build Funds, which are collective investment funds for trade union pension funds.

The Company’s total non-interest expense in the third quarter of 2003 favorably decreased by $5.9 million when compared to the prior year third quarter due to the Company’s continued focus on reducing and containing expenses.  The Company recorded a $3.0 million impairment charge on its mortgage servicing rights in the third quarter of 2002 compared to a modest impairment reversal of $230,000 in the third quarter of 2003.  The dramatic downsizing of the mortgage servicing asset in the first quarter of 2003 has significantly reduced the volatility of this business line on the Company’s financial performance.  The value of the Company’s mortgage servicing rights has declined from $6.9 million at December 31, 2002 to $1.9 million at September 30, 2003.  The Company also recorded in the third quarter of 2002 a $920,000 restructuring charge associated with implementing its earnings improvement program.  There was no such charge in the third quarter of 2003.  The Company is realizing the benefits of its ongoing focus on reducing expenses as evidenced by salaries and employee benefits dropping by $613,000. There were 42 fewer full-time equivalent employees when compared to the beginning of the third quarter of 2002. Other expenses also declined by $988,000 due to cost cutting in numerous expense categories, some of the larger of which included advertising expense, merchant card expense, business development expense and education expenses.

AmeriServ Financial, Inc., is the parent of AmeriServ Financial Bank and AmeriServ Trust & Financial Services in Johnstown, AmeriServ Associates of State College, and AmeriServ Life Insurance Company.

This news release may contain forward-looking statements that involve risks and uncertainties, including the risks detailed in the Company's Annual Report and Form 10-K to the Securities and Exchange Commission as defined in the Private Securities Litigation Reform Act of 1995.  Actual results may differ materially.

Nasdaq NMS: ASRV

SUPPLEMENTAL FINANCIAL PERFORMANCE DATA (A)

October 21, 2003

(In thousands, except per share and ratio data)

2003

	1QTR	2QTR	3QTR	YEAR
				TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income (loss)	$(795)	$915	$249	$369

PERFORMANCE PERCENTAGES (annualized):
Return on average equity	(4.17)%	4.84%	1.35%	0.65%
Net interest margin	2.48	2.41	2.14	2.34
Net charge-offs as a percentage of average loans	0.20	0.02	0.33	0.18
Loan loss provision as a percentage of average loans	1.19	0.40	0.30	0.64
Efficiency ratio	94.98	84.81	94.05	91.02

PER COMMON SHARE:
Net income (loss):
Basic	$(0.06)	$0.07	$0.02	$0.03
Average number of common shares outstanding	13,923,010	13,935,086	13,945,889	13,934,746
Diluted	(0.06)	0.07	0.02	0.03
Average number of common shares outstanding	13,923,010	13,940,460	13,954,648	13,940,926
Cash dividends declared	0.00	0.00	0.00	0.00

2002

	1QTR	2QTR	3QTR	YEAR
				TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income (loss)	$626	$408	$(4,224)	$(3,190)

PERFORMANCE PERCENTAGES (annualized):
Return on average equity	3.16%	2.04%	(20.19)%	(5.25)%
Net interest margin	2.35	2.63	2.48	2.49
Net charge-offs as a percentage of average loans	0.06	1.09	2.08	1.08
Loan loss provision as a percentage of average loans	0.37	0.56	2.24	1.07
Efficiency ratio	88.34	89.52	127.78	101.86

PER COMMON SHARE:
Net income (loss):
Basic	$0.05	$0.03	$(0.31)	$(0.23)
Average number of common shares outstanding	13,689,478	13,748,179	13,799,547	13,746,138
Diluted	0.05	0.03	(0.31)	(0.23)
Average number of common shares outstanding	13,712,382	13,778,716	13,800,897	13,765,998
Cash dividends declared	0.09	0.09	0.09	0.27

    NOTES:

(A)

All quarterly data unaudited.

AMERISERV FINANCIAL, INC.

(In thousands, except per share, statistical, and ratio data)

2003

	1QTR	2QTR	3QTR
PERFORMANCE DATA AT PERIOD END
Assets	$1,190,360	$1,167,610	$1,160,915
Investment securities	546,427	544,967	577,374
Loans	555,335	525,591	496,951
Allowance for loan losses	11,415	11,916	11,872
Goodwill and core deposit intangibles	15,337	14,979	14,621
Mortgage servicing rights	2,214	1,784	1,859
Deposits	669,103	661,932	648,844
Stockholders’ equity	75,364	76,384	72,688
Trust assets	1,091,391	1,146,695	1,009,520
Non-performing assets	11,687	10,163	11,227
Asset leverage ratio	6.94%	7.10%	7.19%
PER COMMON SHARE:
Book value (A)	$5.41	$5.48	$5.21
Market value	3.50	3.80	4.17
Market price to book value	64.69%	69.35%	80.03%

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	416	427	422
Branch locations	23	23	23
Common shares outstanding	13,929,324	13,940,999	13,949,383

2002

	1QTR	2QTR	3QTR	4QTR
PERFORMANCE DATA AT PERIOD END
Assets	$1,213,764	$1,202,086	$1,182,678	$1,175,550
Investment securities	532,349	493,322	491,861	505,778
Loans	587,624	600,778	594,285	572,977
Allowance for loan losses	6,286	5,518	5,757	10,035
Goodwill and core deposit intangibles	16,968	16,610	16,252	15,894
Mortgage servicing rights	8,315	7,566	5,146	6,917
Deposits	680,435	705,662	674,573	669,929
Stockholders’ equity	78,051	82,491	79,711	77,756
Trust assets	1,198,480	1,190,834	1,082,311	1,057,816
Non-performing assets	9,105	5,668	5,407	6,964
Asset leverage ratio	7.54%	7.46%	7.00%	6.84%
PER COMMON SHARE:
Book value (A)	$5.69	$6.00	$5.77	$5.59
Market value	4.96	4.58	2.45	2.85
Market price to book value	87.17%	76.37%	42.45%	50.98%

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	468	464	445	422
Branch locations	24	24	24	23
Common shares outstanding	13,709,329	13,754,342	13,811,595	13,898,302

    NOTES:

    (A) Other comprehensive income had a positive impact of $0.01 on book value per share at September 30, 2003.

AMERISERV FINANCIAL, INC.

CONSOLIDATED STATEMENT OF INCOME

(In thousands)

(Quarterly data unaudited)

2003

				YEAR
INTEREST INCOME	1QTR	2QTR	3QTR	TO DATE
Interest and fees on loans	$9,083	$8,595	$8,044	$25,722
Total investment portfolio	5,660	5,631	5,035	16,326
Total Interest Income	14,743	14,226	13,079	42,048

INTEREST EXPENSE
Deposits	3,140	2,965	2,765	8,870
All other funding sources	4,956	4,827	4,618	14,401
Total Interest Expense	8,096	7,792	7,383	23,271

NET INTEREST INCOME	6,647	6,434	5,696	18,777
Provision for loan losses	1,659	534	384	2,577
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	4,988	5,900	5,312	16,200

NON-INTEREST INCOME
Trust fees	1,253	1,253	1,254	3,760
Net realized gains on investment securities available for sale	1,278	1,420	402	3,100
Net realized gains on loans and loans held for sale	173	221	165	559
Service charges on deposit accounts	767	800	812	2,379
Net mortgage servicing fees	71	77	55	203
Gain (loss) on sale of mortgage servicing	(758)	-	-	(758)
Bank owned life insurance	298	307	305	910
Other income	913	1,017	989	2,919
Total Non-interest Income	3,995	5,095	3,982	13,072

NON-INTEREST EXPENSE
Salaries and employee benefits	4,789	4,717	4,729	14,235
Net occupancy expense	752	701	682	2,135
Equipment expense	817	750	692	2,259
Professional fees	903	1,058	951	2,912
FDIC deposit insurance expense	28	26	75	129
Amortization of core deposit intangibles	358	358	358	1,074
Impairment charge (credit) for mortgage servicing rights	366	254	(230)	390
Goodwill impairment loss	199	-	-	199
Other expenses	1,908	1,922	1,855	5,685
Total Non-interest Expense	10,120	9,786	9,112	29,018

INCOME (LOSS) BEFORE INCOME TAXES	(1,137)	1,209	182	254
Provision (benefit) for income taxes	(342)	294	(67)	(115)
NET INCOME (LOSS)	$(795)	$915	$249	$369

2002

				YEAR
INTEREST INCOME	1QTR	2QTR	3QTR	TO DATE
Interest and fees on loans	$10,562	$10,434	$10,191	$31,187
Total investment portfolio	6,698	6,637	6,011	19,346
Total Interest Income	17,260	17,071	16,202	50,533

INTEREST EXPENSE
Deposits	4,288	4,215	4,015	12,518
All other funding sources	6,389	5,549	5,393	17,331
Total Interest Expense	10,677	9,764	9,408	29,849

NET INTEREST INCOME	6,583	7,307	6,794	20,684
Provision for loan losses	540	815	3,380	4,735
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	6,043	6,492	3,414	15,949

NON-INTEREST INCOME
Trust fees	1,279	1,235	1,077	3,591
Net realized gains on investment securities available for sale	637	1,314	1,356	3,307
Net realized gains on loans and loans held for sale	124	141	160	425
Service charges on deposit accounts	674	694	732	2,100
Net mortgage servicing fees	92	123	97	312
Bank owned life insurance	554	317	309	1,180
Other income	1,288	1,200	1,198	3,686
Total Non-interest Income	4,648	5,024	4,929	14,601

NON-INTEREST EXPENSE
Salaries and employee benefits	5,145	5,128	5,342	15,615
Net occupancy expense	739	750	682	2,171
Equipment expense	783	768	741	2,292
Professional fees	750	847	1,057	2,654
FDIC deposit insurance expense	29	29	28	86
Amortization of core deposit intangibles	358	358	358	1,074
Impairment charge (credit) for mortgage servicing rights	(123)	787	3,034	3,698
Wholesale mortgage production exit costs	(26)	(14)	-	(40)
Restructuring costs	-	-	920	920
Other expenses	2,280	2,403	2,843	7,526
Total Non-interest Expense	9,935	11,056	15,005	35,996

INCOME (LOSS) BEFORE INCOME TAXES	756	460	(6,662)	(5,446)
Provision (benefit) for income taxes	130	52	(2,438)	(2,256)
NET INCOME (LOSS)	$626	$408	$(4,224)	$(3,190)

AMERISERV FINANCIAL, INC.

Nasdaq NMS: ASRV

Average Balance Sheet Data (In thousands)

(Quarterly Data Unaudited)

    Note:  2002 data appears before 2003.

2002

2003

		NINE		NINE
	3QTR	MONTHS	3QTR	MONTHS
Interest earning assets:
Loans and loans held for sale, net of unearned income	$591,743	$586,753	$497,647	$526,902
Deposits with banks	15,379	16,800	5,183	5,475
Federal funds sold	124	702	80	38
Total investment securities	483,688	494,591	565,477	531,716

Total interest earning assets	1,090,934	1,098,846	1,068,387	1,064,131

Non-interest earning assets:
Cash and due from banks	21,957	22,218	22,008	22,366
Premises and equipment	13,060	13,249	11,827	12,142
Other assets	67,308	67,798	62,114	67,674
Allowance for loan losses	(5,529)	(5,959)	(11,881)	(11,286)

Total assets	$1,187,730	$1,196,152	$1,152,455	$1,155,027

Interest bearing liabilities:
Interest bearing deposits:
Interest bearing demand	$49,633	$49,290	$52,565	$51,868
Savings	103,435	100,213	105,055	103,470
Money market	125,893	130,710	122,536	125,199
Other time	301,037	302,521	278,641	284,244
Total interest bearing deposits	579,998	582,734	558,797	564,781
Borrowings:
Federal funds purchased, securities sold under agreements to repurchase, and other short-term borrowings	70,244	46,697	100,602	98,839
Advanced from Federal Home Loan Bank	304,645	335,700	277,313	270,110
Guaranteed junior subordinated deferrable interest debentures	34,500	34,500	34,500	34,500
Total interest bearing liabilities	989,387	999,631	971,212	968,230

Non-interest bearing liabilities:
Demand deposits	106,752	105,604	102,378	104,761
Other liabilities	8,602	9,634	6,048	6,738
Stockholders’ equity	82,989	81,283	72,817	75,298
Total liabilities and stockholders’ equity	$1,187,730	$1,196,152	$1,152,455	$1,155,027